UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2014

ALAMOGORDO FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	000-29655	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (575) 437-9334

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.07             Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on November 21, 2014.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 21, 2014.  The final results of the stockholder vote are as follows:

1.	The election of directors of the Company, to serve for three-year terms and until their successors are elected and qualified.

	For	Withhold	Broker Non-Votes
James D. Harris	1,107,607	12,700	159,206

Elaine E. Ralls	1,108,527	11,780	159,206

2.	The ratification of the appointment of Briggs & Veselka Co. as the independent registered public accounting firm for the fiscal year ending June 30, 2014.

For	Against	Abstain	Broker Non-Votes
1,259,474	18,791	1,248	0

Item 9.01.            Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALAMOGORDO FINANCIAL CORP.

DATE: November 24, 2014	By: /s/ Jill Gutierrez
Jill Gutierrez
President and Chief Executive Officer